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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of June 22, 2006, by and between Rockwell Medical Technologies, Inc., a Michigan corporation (the "Company") and Emerald Asset Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Purchaser").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company 111,895 shares of the Company's Common Stock, as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate of Purchaser.

          "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.

          "Closing Date" means the date of the Closing.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the common shares of the Company, no par value per share, and any securities into which such common stock may hereafter be reclassified.

          "Company Counsel" for the transactions contemplated by this Agreement means Honigman Miller Schwartz & Cohn LLP.

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          "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Investment Amount" means $500,000.00.

          "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind, but excluding any restriction imposed under applicable securities laws.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Shares.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, between the Company and the Purchaser, in the form of Exhibit A hereto.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities" means the Shares.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means the 111,895 shares of Common Stock issued to Purchaser at the Closing pursuant to this Agreement.

          "Subsidiary" means any subsidiary of the Company that would be required to be listed in an exhibit to the Company's Annual Report on Form 10-KSB covering the period in which the date of this Agreement falls.

          "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

          "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NASDAQ Capital


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Market, the Nasdaq National Market, the American Stock Exchange, the New York
Stock Exchange or the OTC Bulletin Board.

          "Transaction Documents" means this Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II.
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Shares and pay to the Company the Purchaser's Investment Amount. The Closing shall take place at the offices of Emerald Asset Advisors, LLC, 425 Broadhollow Road, Melville, New York 11747 within two (2) Business Days after the date this Agreement is executed and delivered by the parties or at such other location or time as the parties may agree.

     2.2 Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to Purchaser the following:

               (i) a certificate, registered in the name of Purchaser evidencing the Shares;

               (ii) the Registration Rights Agreement duly executed by the Company; and

               (iii) the legal opinion of Company Counsel, in the form attached hereto as Exhibit B, addressed to the Purchaser.

          (b) At the Closing, Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) the Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

               (ii) the Registration Rights Agreement duly executed by Purchaser.

     2.3 Closing Conditions. (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of Purchaser contained herein;

               (ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and


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               (iii) the delivery by the Purchaser of the items set forth in
     Section 2.2(b) of this Agreement.

          (b) the obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

               (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

               (iii) the delivery by the Company of the items set forth in
     Section 2.2(a) of this Agreement;

               (iv) there shall have been no Material Adverse Effect (as hereinafter defined) with respect to the Company since the date hereof; and

               (v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     The Company makes the representations and warranties to the Purchaser set forth in this Article III, subject to information set forth in the Disclosure Materials (as defined in Section 3.1(g)). The disclosure set forth in the Disclosure Materials shall qualify each section in this Article III where such information is applicable.

     3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Purchaser:

          (a) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable),


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with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

          (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; except such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (d) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

          (e) SEC Reports; Financial Statements. Except as set forth in Schedule 3.1(e), the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials"), and for the twelve months preceding the date hereof, such reports have been filed on a timely basis or the Company has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

          (f) Material Changes. Since the date of the latest balance sheet included within the SEC Reports, except as specifically disclosed in the Disclosure Materials, to the


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Company's knowledge (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (g) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Purchaser shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by Purchaser pursuant to written agreements executed by Purchaser which fees or commissions shall be the sole responsibility of Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (h) Listing and Maintenance Requirements. The Company is and to the best of its knowledge, upon the issuance of the Securities hereunder and in the foreseeable future will continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASDAQ Capital Market. The issuance of the Securities hereunder does not contravene the rules and regulations of the NASDAQ Capital Market. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

          (i) Acknowledgement Regarding Purchaser's Trading Activity. It is understood and agreed by the Company (i) that, except as otherwise provided herein, Purchaser has not been asked to agree, nor has Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or derivative securities based on securities issued by the Company or to hold the Securities for any specified term; and (ii) that past or future open market or other transactions by Purchaser, including short sales, and specifically including, without limitation, short sales or derivative transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities. The Company further understands and acknowledges that (a) Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, but not before the Securities are registered pursuant to an effective Registration Statement containing a Plan of Distribution section which adequately describes such activities and only in compliance with applicable state and federal law, and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and


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after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents. Purchaser agrees not to sell short or otherwise engage in any transactions involving the Company's securities, or derivative securities based upon the Company's securities, to the extent any such transactions would be covered by any Securities at any time such Securities are not registered pursuant to an effective registration statement, or if such transaction would in any way be in violation of any applicable law.

          (j) Manipulation of Price. The Company has not, and no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities in violation of Regulation M under the Securities Act.

          (k) Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          The Purchaser acknowledges and agrees that Company does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

     3.2 Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Purchaser of the Transaction Documents to which it is a party and the consummation by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of Purchaser. Each of this Agreement and the Registration Rights Agreement have been duly executed by Purchaser, and when delivered by Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

          (b) Purchaser Status. At the time Purchaser was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

          (c) General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published


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in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (d) Access to Information. Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (e) Knowledge and Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

          (f) Restrictions on Securities. Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and
(b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          (g) Investment Intent. Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Purchaser to hold the Securities for any period of time. Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (h) Investment Decision. Purchaser is not relying on the Company or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Securities. Purchaser has relied solely on the representations and warranties, covenants and agreements of the Company in this Agreement (including the Schedules and Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

          (i) No Other Representations. No oral or written representations have been made to Purchaser by the Company, or any of its officers, directors, employees, agents, affiliates


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or subsidiaries of the Company, in connection with its acquisition of Securities which were in any way inconsistent with the representations contained herein. Purchaser acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof. Purchaser has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in this Agreement or the SEC Reports

          (j) No Prior Short Selling. At no time during the 30 days prior to the Closing Date has Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, any sale of Common Stock which Purchaser is not deemed to own under the provisions of Rule 200(b) of Regulation SHO promulgated under the Exchange Act.

          (k) Compliance with Laws. Purchaser is in compliance with all securities laws applicable to it in connection with the transactions contemplated by the Transaction Documents, including all securities laws, rules and regulations in respect of the stabilization or manipulation of the price of the Common Stock.

          (l) Private Placement. Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

          (m) Registration Statement Questionnaire. Purchaser has completed or caused to be completed the Selling Securityholder Notice and Questionnaire attached to the Registration Rights Agreement as Annex B, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, or as applicable, any amendment thereto, and Purchaser will notify the Company immediately of any material change in any such information provided in the Selling Securityholder Notice and Questionnaire until such time as the Registration Statement has been declared effective.

          (n) Commissions. Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

          (o) Purchaser acknowledges that it will execute and deliver to the Company the Selling Securityholder Notice and Questionnaire attached as Annex B to the Registration Rights Agreement in connection with the filing of the Registration Statement, prior to the filing thereof.

          The Company acknowledges and agrees that Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


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                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in
Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

          (b) Certificates evidencing the Shares will contain the following legend, so long as is required by this Section 4.1(b):

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES STATUTES OF ANY STATE OR JURISDICTION (COLLECTIVELY, THE "SECURITIES ACTS"). THE SHARES ARE RESTRICTED SECURITIES AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACTS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACTS.

     The Company acknowledges and agrees that while a registration statement is effective under the Securities Act with respect to the Securities, Purchaser may from time to time pledge Securities pursuant to a bona fide margin account and, if required under the terms of such account, Purchaser may transfer pledged or secured Securities to the pledgees or secured parties while a registration statement is effective under the Securities Act with respect to the Securities. Such pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge. Further, no notice shall be required of such pledge, but the legend shall remain on the pledged Securities. At Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Certificates evidencing the Shares shall not be required to contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering the resale of such Shares is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to and in compliance with Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k). Upon satisfaction of the conditions specified in the preceding sentence and receipt of any opinion requested by the


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Company pursuant to Section 4.1(a), the Company shall cause its counsel to issue the legal opinion to the Company's transfer agent promptly if requested by the Company's transfer agent to effect the removal of the legend hereunder.
Following the Effective Date and while a registration statement is effective under the Securities Act with respect to the Shares, or at such earlier time as a legend is no longer required for the Shares under this Section 4.1(c), the Company will, no later than three (3) Trading Days following the delivery by Purchaser to the Company's transfer agent of a certificate representing Shares containing a restrictive legend together with any required certificates or opinions ("Legend Removal Date"), deliver or cause to be delivered to Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except to the extent required under applicable law. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

          (d) In addition to Purchaser's other available remedies, the Company shall pay to Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the closing price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend; provided that in no event shall the amount required to be paid by the Company under this Section exceed the actual damages suffered by the Purchaser resulting from the failure to deliver certificates free of restrictive legends as required by this Agreement, measured as the amount by which the value of the Securities held by Purchaser on the Legend Removal Date exceeded the highest aggregate value of such Securities on any day commencing on the Legend Removal Date through and including the date the Securities are actually disposed of by Purchaser. For purposes hereof the "value" of the Securities held by Purchaser shall be determined by multiplying the number of Securities held by Purchaser by the highest sale price per share of the Company's common stock. Nothing herein shall limit Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents in lieu of the penalties provided herein, and Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

     4.2 Furnishing of Information. As long as Purchaser owns the Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act which are required to be filed in order to satisfy the current public information requirements of Rule 144(c)(1). As long as Purchaser owns Securities, if the Company is no longer subject to the periodic reporting requirements of the Exchange Act and Rule 144(k) is not available to Purchaser with respect to any Securities held, the Company will prepare and furnish to the Purchaser and make publicly


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available in accordance with Rule 144(c)(2) such information as is required for the Purchaser to sell the Shares under Rule 144.

     4.3 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K disclosing the material terms of the transaction and shall attach the Transaction Documents thereto on or before 5:30 p.m. Eastern Daylight Saving time on the Trading Day following the date hereof. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. The Company shall not include in any press release relating to the sale of Shares to the Purchaser, the name of Purchaser, without the consent of Purchaser. Nothing herein shall be deemed to preclude the disclosure of the name of Purchaser in the Company's filings with the Commission or to any Trading Market, or to the extent required by applicable law.

     4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval of the sale of the Securities to the Purchaser unless stockholder approval is obtained before the closing of such subsequent transaction.

     4.5 Stockholder Rights Plan. No claim will be made or enforced by the Company that Purchaser is an "Acquiring Person" under any stockholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. The Purchaser agrees not to effect transactions in any securities of the Company while in the possession of material non-public information regarding the Company.

     4.7 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times prior to the Closing, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

     4.8 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares on such Trading

Market, if applicable. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

     4.9 Short Sales and Confidentiality After The Date Hereof. Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the time that Purchaser and the Company first began discussions regarding an investment in the Company. Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are closed and publicly disclosed by the Company. Purchaser has maintained, and covenants that until such time as the transactions contemplated by this Agreement are closed and publicly disclosed by the Company, Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are closed and first publicly announced as described in
Section 4.3 to the extent permitted by applicable rules; provided that neither the Purchaser nor any other person acquiring the Shares from the Purchaser will engage in any Short Sales in violation of the Securities Act, the regulations promulgated thereunder or any other applicable laws.

                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1 Reimbursement of Legal Fees. At the Closing, the Company shall reimburse Purchaser an aggregate of $40,000 for its legal fees incurred in connection with its counsel's preparation and negotiation of the Transaction Documents. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

     5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:   Rockwell Medical Technologies, Inc.
                          30142 South Wixom Road
                          Wixom, MI 48393
                          Attention: Robert Chioini, CEO
                          Facsimile No.: (248)

     With a copy to:      Honigman Miller Schwartz & Cohn LLP
                          2290 First National Building
                          Detroit, MI 48226-3506
                          Attn: John P. Kanan, Esq.
                          Facsimile No.: (313) 465-7439

     If to Purchaser:     Emerald Asset Advisors LLC
                          425 Broadhollow Road
                          Melville, NY 11747
                          Attn: Michael Xirinachs, Managing Member
                          Facsimile No.: (631) 396-3969

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties may not assign this

Agreement or any rights or obligations hereunder without the prior written consent of the other party.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.4.

     5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses actually incurred with the investigation, preparation and prosecution of such Proceeding.

     5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing for a period of one year after which time they will terminate.

     5.10 Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

     5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. In the event the Closing does not occur for any reason, Purchaser's sole remedy against the Company for breach of this Agreement by the Company shall be the recovery of Purchaser's actual expenses incurred in connection with this Agreement and the transactions contemplated hereunder.

     5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided that such rescission or withdrawal occurs prior to performance by the Company.

     5.15 Termination. This Agreement may be terminated by either party by written notice to the other party if the Closing has not been consummated by the end of the second Business day following the date this Agreement is executed; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        ROCKWELL MEDICAL TECHNOLOGIES, INC.


                                        By: /S/ Robert Chioini
                                            ------------------------------------
                                        Name: Robert Chioini
                                        Title: President and Chief Executive
                                               Officer


                                        EMERALD ASSET ADVISORS, LLC


                                        By: /S/ Michael Xirinachs
                                            ------------------------------------
                                        Name: Michael Xirinachs
                                        Title: Managing Member

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made and entered into as of June 22, 2006, by and between Rockwell Medical Technologies, Inc., a Michigan corporation (the "Company") and Emerald Asset Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Purchaser").

          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and the Purchaser (the "Purchase Agreement").

          The Company and the Purchaser hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Period" shall have the meaning set forth in Section
     2(a).

          "Event" shall have the meaning set forth in Section 2(b).

          "Event Date" shall have the meaning set forth in Section 2(b).

          "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, on or before the 60th day following the Closing Date.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of Distribution" shall have the meaning set forth in Section
     2(a).

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means all of the Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, but only a period of 12 months following the Closing Date.

          "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Shareholder Questionnaire" shall have the meaning set forth in Section 3(a).

     2. Registration.

          (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the offer and sale of all of the Registrable Securities with the offer to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 or the SEC otherwise takes the position that Form S-3 is not the appropriate form for the offer and sale of the Registrable Securities), in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holder and agreed to by the Company) a description of the Plan of Distribution which will include, but not necessarily be limited to, the information and substance included in Annex A attached hereto (the "Plan of Distribution"). Subject to the terms of this Agreement, the Company shall use its reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practical after the filing thereof, and shall use its reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or until the date which is the first anniversary of the date of this Agreement (the "Effectiveness Period"). The Company shall notify the Holders via facsimile of the effectiveness of the Registration Statement no later than the following Trading Day that the Company receives notification of the effectiveness from the Commission.

          (b) If: (i) a Registration Statement is not filed on or prior to the Filing Date (if the Company files a Registration Statement without affording Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or
(ii) the Registration Statement has not been declared effective by the Commission within ninety (90) days of the Closing Date (or within one hundred twenty (120) days if the Registration Statement receives a "full review" from the Commission or (iii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or is not subject to further review, or (iv) prior to the date when such Registration Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 20 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such case 20 consecutive calendar days but no more than an aggregate of 60 calendar days during any 12 month period (which need not be consecutive Trading
Days)(any such failure or breach being referred to as an "Event," and for purposes of clause (i), (ii) or (iv) the date on which such Event occurs, or for purposes of clause (iii) the date on which such three Trading Day period is exceeded, or for purposes of clause (iv) the date which such 20 calendar day period is exceeded, or for purposes of clause (iv) the date on which such 20 or 60 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% per month of the aggregate purchase price paid by Holder pursuant to the Purchase Agreement for any Registrable Securities then held by Holder (such amount to be prorated for partial months), up to a maximum of 9.0%. If the Company fails to pay any partial liquidated damages pursuant to this
Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

     3. Registration Procedures

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than five Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (i) furnish to Holder copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of Holder, and (ii) cause its officers and directors, counsel and independent certified public accountants to consider such inquiries and comments as may be made by Holder and its advisors. Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Shareholder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which Holder receives draft materials in accordance with this Section. The Filing Date and 90-day and 120-day periods specified in
     Section 2(b)(ii) above shall extended for such period of time as is reasonably required to respond to and resolve inquiries or objections from the Holder.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holder of Registrable Securities to be sold, as promptly as reasonably practical and confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to Holder); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Furnish to Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to Holder, without charge, as many copies of the Prospectus or Prospectuses and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

          (g) Prior to any resale of Registrable Securities by Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing (but not more than two such jurisdictions), to keep the Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and use reasonable efforts to respond within five Trading Days to any comments received from NASDR in connection therewith.

          (i) If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Holder may request.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably, possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holder shall suspend use of such Prospectus. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, for a period not to exceed 90 days (which need not be consecutive days) in any 12 month period.

          (k) Comply with all applicable rules and regulations of the Commission.

          (l) The Company may require Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to Holder shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to Holder until such information is delivered to the Company.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions (in not more than two jurisdictions) of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such two jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions, broker costs or expense (including without limitation, any costs or expenses associated with any necessary Filing with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i)), the costs or expenses associated with any Blue Sky qualifications or exemptions (or the determination of their application) in more than two jurisdictions, or, except to the extent specifically provided for in this Agreement, any legal fees or other costs of the Purchaser.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Holder and each of its officers, directors, agents and employees, each Person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective and prior to the receipt by Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holder. Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective and prior to the receipt by Holder of the Advice contemplated in Section 6(d). In no event shall the liability of Holder hereunder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). For purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party or such other Indemnified Parties, as applicable, which different or additional defenses make joint representation inappropriate. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

          (d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by Holder.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by Holder, of any of their obligations under this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall not file any other registration statements until the later to occur of: (i) 30 Trading Days following the date that the Registration Statement required hereunder is declared effective by the Commission, or (ii) 90 days following the Closing Date, provided that this
     Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed or filing a registration statement at any time after the Registration Statement has been continuously effective for 60 days or the Purchaser has disposed of all Registrable Securities held by it.

          (c) Compliance. Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (d) Discontinued Disposition. Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Except as otherwise provided in Section 3(j), the Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to Purchaser a written notice of such determination and, if within fifteen days after the date of such notice, Holders shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities Holders request to be registered; provided, however, that (i) if such registration involves an underwritten offering to the public, all Holders electing to participate in such offering must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving notice of the Company's intention to register any securities pursuant to this 6(e) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders who have elected to participate in such offering and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If the managing underwriter of the underwritten offering shall inform the Company by letter of the underwriter's opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the Holders electing to participate in such offering in writing, then the Company shall include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering, (i) first, all securities proposed by the Company to be sold for its own account, then
     (ii) to the extent that the number of shares of Common Stock proposed to be sold by the Company pursuant to this Section 6(e) is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities requested to be included in such registration pursuant to this Section 6(d); allocated among the electing Holders pro rata in accordance with the number shares each such Holder requested by included in such offering.

          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Purchaser.

          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of Purchaser. Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would conflict with or violate the provisions hereof or of any of the Transaction Documents. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that has not been satisfied in full.

          (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            *************************

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        ROCKWELL MEDICAL TECHNOLOGIES, INC.


                                        By: /S/ Robert Chioini
                                            ------------------------------------
                                        Name: Robert Chioini
                                        Title: President and Chief Executive
                                               Officer


                                        EMERALD ASSET ADVISORS, LLC


                                        By: /S/ Michael Xirinachs
                                            ------------------------------------
                                        Name: Michael Xirinachs
                                        Title: Managing Member

                                     ANNEX A

                              Plan of Distribution

     The Selling Stockholders (the "Selling Stockholders") of the common stock ("Common Stock") of Rockwell Medical Technologies, Inc., a Michigan corporation (the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed, negotiated or market prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately negotiated transactions;

     - settlement of short sales entered into after the date of this prospectus;

     - broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any such methods of sale;

     - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

     -    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NADSR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

     In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also, on or after the date of this Prospectus, sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%) of the market price of the Common Stock.

     In the event the Selling Stockholders are deemed to be "underwriters" within the meaning of the Securities Act with respect to the Common Stock, any difference between the price at which they purchased the Common Stock and the market price of the Common Stock could be deemed to be a discount or commission and such deemed discount or commission could exceed eight percent (8%) of the market price of the Common Stock.

     The Company is required to pay the fees and expenses incurred by the Company incident to the registration of the shares as well as certain of the fees and expenses of the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. The Selling Stockholders have agreed to indemnify the Company against certain losses, claims, damages and liabilities, including liabilities under the Securities Act arising out of or relating to any omission or alleged omission of a material fact required to be stated herein or necessary to make the statements herein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Selling Stockholder to the Company specifically for inclusion herein or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding Selling Stockholder furnished in writing to the Company by Selling Stockholder expressly for use herein.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     We agreed to keep this prospectus effective for a period of 60 consecutive days. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

     [NEED TO ADD DISCLOSURE OF ANY RELATIONSHIP BETWEEN PURCHASER AND COMPANY]

     [NEED TO ADD ESTIMATE OF FEES AND EXPENSES TO BE PAID BY THE COMPANY]

                                                                         ANNEX B

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial owner of common stock, no par value per share (the "Common Stock") of Rockwell Medical Technologies, Inc., a Michigan corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of June ___, 2006 (the "Registration Rights Agreement"), among the Company and the Purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.


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

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.   NAME.

     (a)  Full Legal Name of Selling Securityholder

          ______________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

          ______________________________________________________________________

     (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

          ______________________________________________________________________

2.   ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Telephone: _____________________________________________________________________

Fax: ___________________________________________________________________________

Contact Person: ________________________________________________________________

3.   BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

     (a)  Type and Number of Registrable Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________


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

4.   BROKER-DEALER STATUS:

     (a)  Are you a broker-dealer?

          Yes [ ]   No [ ]

     Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

     (b)  Are you an affiliate of a broker-dealer?

          Yes [ ]   No [ ]

     (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

          Yes [ ]   No [ ]

     Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

     Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

     (a)  Type and Amount of Other Securities beneficially owned by the Selling
          Securityholder:

          ______________________________________________________________________

          ______________________________________________________________________


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

6.   RELATIONSHIPS WITH THE COMPANY:

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

     ___________________________________________________________________________

     ___________________________________________________________________________

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                  Beneficial Owner:
       -------------------                                ----------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                       Rockwell Medical Technologies, Inc.
                                30142 Wixom Road
                                 Wixom, MI 48393
               Attention: Robert Chioini, Chief Executive Officer


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

                                  SCHEDULE 6(B)

None.

                                  SCHEDULE 6(I)

None.

                                    EXHIBIT B

                      FORM OF COMPANY COUNSEL LEGAL OPINION

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Michigan, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as described in the SEC Reports.

     2. The Company has the requisite corporate power and authority to enter into and to comply with its obligations under the terms of each of the Transaction Documents. The execution and delivery by the Company of each of the Transaction Documents and the performance by it of such Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium, or other similar laws relating to or affecting the enforcement of creditors rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding of law or in equity and except for the indemnification and contribution provisions of the Transaction Documents, as to which we express no opinion.

     3. To our Actual Knowledge no outstanding shares of Common Stock are entitled to preemptive rights arising under the Michigan Business Corporation Act in connection with the purchase and sale of the securities pursuant to the Purchase Agreement.

     4. The Shares have been duly authorized and, when paid for, issued and delivered in accordance with the terms of the Purchase Agreement will be validly issued, fully paid and nonassessable.

     5. The execution, delivery and performance of the Transaction Documents by the Company (i) do not violate any provision of its Articles of Incorporation or Bylaws, (ii) will not constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give to others any rights of termination, acceleration or cancellation of any agreement, indenture or other written instrument of the Company or a subsidiary thereof that is attached as an exhibit the most recent SEC Report on Form 10-K or any subsequent SEC Report on Form 10-Q or Form 8-K, (iii) do not violate any law, rule or regulation of any governmental authority or regulatory body that, to our Actual Knowledge, is applicable to the Company where such violation would reasonably be expected to have a material adverse effect upon the validity, performance or enforceability of any of the terms of the Transaction Documents applicable to the Company, except for the indemnification and contribution provisions of the Transaction Documents, as to which we express no opinion, or (iv) based solely on a certificate of officers of the Company (the "Certificate"), do not violate any of the Company's existing obligations under any order, judgment, injunction or decree of any court or governmental authority naming the Company of which we have Actual Knowledge.

     6. To our Actual Knowledge, without investigation or inquiry, other than as provided in Section 3.1(d) of the Purchase Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state or other governmental authority for the execution, delivery and performance by the Company of the Transaction Documents, except such as may be required under the Securities Act and the related rules and regulations, such as may be required under the bylaws and rules of the NASD and such as may be required under state securities or Blue Sky laws.

     7. Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement and of the Purchaser set forth in Section 3.2 of the Purchase Agreement, the offer, issuance and sale of the Shares to the Purchaser pursuant to the Purchase Agreement are exempt from the registration requirements of the Securities Act.

     This opinion is furnished to the Purchaser for its benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                       Very truly yours,


                                       -----------------------------------------

                               DISCLOSURE SCHEDULE

     This Disclosure Schedule has been prepared in connection with the Securities Purchase Agreement dated June 22, 2006 (the "AGREEMENT") between Rockwell Medical Technologies, Inc., a Michigan corporation (the "COMPANY") and Emerald Asset Advisors, LLC (the "PURCHASER"). Capitalized terms not otherwise defined in this Disclosure Schedule shall have the same meaning as in the Agreement.

     The disclosure of any matter in this Disclosure Schedule should not be construed as indicating that such matter is necessarily required to be disclosed in order for any representation or warranty in the Agreement to be true and correct in all material respects. Any description of any document included in this Disclosure Schedule is qualified in all respects by reference to such document.

                                 SCHEDULE 3.1(A)

                                  SUBSIDIARIES

                          Rockwell Transportation, Inc.

                                 SCHEDULE 3.1(E)

                                   SEC REPORTS

A Current Report on Form 8-K filed on April 11, 2006 was filed after the deadline for such report.


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